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                                                                    EXHIBIT 99.6

                         TRANSITION SERVICES AGREEMENT


                                by and between


                          CONNELL LIMITED PARTNERSHIP

                                      and

                               APW MAYVILLE, LLC



                         dated as of February 16, 2001
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                               TABLE OF CONTENTS

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

Section 1.    Services to be Performed; Term; Performance and Cooperation... 1

Section 2.    Payment....................................................... 3

Section 3.    Relationship of Parties....................................... 4

Section 4.    Use of Information, Confidentiality........................... 4

Section 5.    Compliance with Laws.......................................... 5

Section 6.    Indemnity and Damages......................................... 5

Section 7.    Miscellaneous................................................. 5
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SCHEDULE A - Information Technology

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                         TRANSITION SERVICES AGREEMENT


     THIS TRANSITION SERVICES AGREEMENT, dated as of February 16, 2001 ("Agreement"), is made by and between CONNELL LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and APW MAYVILLE, LLC, a Delaware limited liability company ("Buyer Sub").


                                R E C I T A L S

     A. WHEREAS, the parties have entered into an Asset Purchase Agreement dated as of January 23, 2001 as amended by Amendment No. 1 to the Asset Purchase Agreement dated as of February 16, 2001 (the "Asset Purchase Agreement"), by and
                                              ------------------------
among Seller, APW Ltd., a Bermuda company ("Buyer"), and Buyer Sub, pursuant to which Seller is selling, and Buyer Sub is acquiring, the Assets and Buyer Sub is assuming the Assumed Liabilities of the Division (as such terms are defined in the Asset Purchase Agreement).

     B. WHEREAS, in further consideration of the Asset Purchase Agreement and related transactions, Buyer will require Seller's assistance with respect to certain operations involving software and intellectual property of the Division during periods specified herein following the Closing Date as defined in the Asset Purchase Agreement;

     C. WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, Seller agrees to provide, and Buyer Sub desires to contract for the use of, Services (as hereinafter defined); and

     D. WHEREAS, capitalized terms used herein but not defined have the meanings ascribed to them in the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     Section 1.   Services to be Performed; Term; Performance and Cooperation.
     -------------------------------------------------------------------------

     (a) In accordance with the terms and provisions of this Agreement, Seller agrees to perform (or to cause its affiliates to perform) the services described in Schedule A hereto (collectively, the "Services") for the time period and to
                                         --------
the extent specified with respect to each such Service in Schedule A.

     (b) (i) This Agreement shall become effective as of the date hereof and shall terminate with respect to each Service on the earlier of (A) the date specified for

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termination of such Service, or as otherwise determined, in accordance with
Schedule A, or (B) the date set forth in the form of a written notice from Buyer Sub to Seller.

          (ii) The parties agree that if Buyer Sub chooses to discontinue any Service prior to its stated termination date, then Buyer Sub shall give Seller prior written notice of its intent to terminate this Agreement as to a particular Service within the notice period specified in the relevant Schedule, or if no such notice period is specified, at least fifteen (15) days prior to termination, which termination shall be effective on the last day of the month in which the prior written notice lapses. Buyer Sub will pay Seller the fees and costs of any terminated Service up until the effective date of termination.

     (c) Notwithstanding anything to the contrary contained herein, this Agreement may be terminated, in whole or in part, at any time:

          (i)   by the mutual consent of Buyer Sub and Seller;

          (ii) by Buyer Sub in the event of any material breach or default by Seller of any of Seller's obligations under this Agreement and the failure of Seller to cure, or to take substantial steps towards the curing of, such breach or default within seven (7) days after receipt of written notice from Buyer Sub requesting such breach or default to be cured; or

          (iii) by Seller in the event of any material breach or default by Buyer Sub of any of Buyer Sub's obligations under this Agreement and the failure of Buyer Sub to cure, or to take substantial steps towards the curing of, such breach or default within seven (7) days after receipt of notice from Seller requesting such breach or default to be cured.

     (d) Seller shall provide Services consistent with its past practice and at substantially the same level and quality as Services provided to the Division by it as of the Closing Date, and if so specified in Schedule A, in accordance with the metrics specified therein. Seller shall provide Services in a time frame consistent with past practice and shall respond to new developments in a timely manner, consistent with past practice. Except as specified herein, Seller makes no warranties of any kind, express or implied, with respect to any Service provided hereunder. As needed from time to time during the period during which Services are provided, and upon termination of the provision of any Service, Seller will provide Buyer Sub all records (in any format, electronic or otherwise) related to the provision of Services under this Agreement, including, but not limited to, billing and other Division related records.

     (e) The parties shall use reasonable commercial efforts to cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation by either party shall include exchanging information, providing electronic access to data systems used in connection with Services, performing true-ups and adjustments and obtaining all consents, licenses, sublicenses or approvals necessary or desirable to permit each party to perform its obligations hereunder. The costs of obtaining such consents,

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licenses, sublicenses or approvals shall be borne by Buyer Sub and the Seller shall use reasonable commercial efforts to minimize such costs.

     (f) If Seller reasonably believes it is unable (i) to provide any of the Services because it would result in a material and significant disruption of Seller's operations or would materially increase the scope of Seller's responsibilities under this Agreement, or (ii) in the case of data systems, to support the function which the data system relates because of a failure to obtain necessary consents, licenses, sublicenses or approvals or because of impracticability, the parties shall cooperate in good faith to determine the best alternative approach. Until such alternative approach is found or the problem is otherwise resolved to the satisfaction of the parties, Seller shall
(i) use reasonable commercial best efforts to continue providing the Service or,
(ii) in the case of data systems, support the function to which the data system relates or permit Buyer Sub to have access to the data system so that Buyer Sub can support the function itself. To the extent an agreed upon written alternative approach requires payment above and beyond that which is included in Seller's charge for the Service in question, Buyer Sub shall be responsible for such payment in an amount of Seller's direct costs.

     (g) The parties will consult with each other in good faith, as required, with respect to amending or modifying the Services, the furnishing of and payment for special or additional services, extraordinary items and the like, and will establish pre-approval routines to the extent reasonably feasible.

     Section 2.  Payment.
     -------------------

     In consideration for the Services to be provided by Seller hereunder, Buyer Sub shall pay to Seller such fees and costs of the Services provided by Seller. The fees and costs for the Services shall be payable monthly. Seller shall forward to Buyer Sub separate invoices for the Services, listing the Services provided hereunder and listing the fees and costs for such Services. Invoices shall be paid within 30 days after receipt by Buyer Sub. Buyer Sub shall additionally be responsible for the payment of any sales or other taxes, duties, levies or similar charges relating to the provision of goods or services received with respect to Services provided by Seller hereunder, but not any taxes attributable to Seller's net income.

     Section 3.  Relationship of Parties.
     -----------------------------------

     (a) All employees and representatives of Seller or its affiliates providing Services to Buyer Sub under this Agreement shall be deemed for purposes of all compensation and employee benefits to be employees or representatives solely of Seller or its affiliates and not to be employees or representatives of Buyer Sub or its affiliates. In performing their respective duties hereunder, all such employees and representatives of Seller or its affiliates shall be under the direction, control and supervision of Seller or its affiliates (and not of Buyer Sub or its affiliates) and Seller or its affiliates, as the case may be, shall have the right to exercise all authority with respect to the employment (including termination of

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employment), assignment and compensation of such employees and representatives.
Seller shall have sole responsibility for compliance with all laws relating to the employer/employee relationship between Seller and its employees providing the Services, including, but not limited to, state and/or local laws on hours of labor, wages, worker's compensation, unemployment compensation, insurance and social and health security benefits.

     (b) The parties hereto are independent contractors, and neither party nor its employees or agents will be deemed to be employees or agents of the other for any purpose or under any circumstances. No partnership, joint venture, alliance, fiduciary or any relationship other than that of independent contractors is created hereby, expressly or by implication.

     Section 4.  Use of Information, Confidentiality.
     -----------------------------------------------

     (a) To the extent obtained by Buyer Sub or Seller and their respective affiliates as a result of the provision of Services to Buyer Sub hereunder, each of Buyer Sub and Seller shall, and shall cause their respective affiliates to, hold all confidential or proprietary information relating to the other party confidential and Seller shall, and shall cause their respective affiliates to, hold all confidential or proprietary information relating to the Division confidential and, except as otherwise indicated below, will not disclose any of such information to any party for a period of five (5) years from the date of the Asset Purchase Agreement, unless legally compelled or required to disclose such information, in which event the party legally compelled or required to disclose shall provide the other party with written notice of such legal compulsion to disclose and shall use reasonable commercial efforts to afford the other party a reasonable period of time to contest such disclosure. Seller shall use reasonable commercial efforts to restrict access to Buyer Sub's confidential or proprietary information to those employees of Seller requiring access for the purpose of providing Services to Buyer Sub hereunder and to those employees of Seller requiring access to such information in connection with the regular performance of their duties.

     (b) It is understood that, prior to, during or after performance of this Agreement, each party's personnel may unavoidably receive or have access to private or confidential information of the other party, including other operations, which is not specifically covered by the foregoing or by the Asset Purchase Agreement. Each party agrees that all such information will be subject to the provisions of this Section 4 and other relevant provisions of said agreements between the parties and that its personnel will comply with all reasonable requirements of Seller or Buyer Sub, including identification badges and sign-in procedures, in connection therewith.

     Section 5.  Compliance with Laws.
     --------------------------------

     Each party will, with respect to its obligations and performance hereunder, comply with all applicable requirements of federal, state and local laws, rules and regulations.

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     Section 6.  Indemnity and Damages.
     ---------------------------------

     (a) Seller shall indemnify, defend, and hold harmless Buyer Sub and its affiliates, directors, officers, shareholders, employees, agents and controlling persons from and against any and all losses, claims, damages, liabilities, costs and expenses (including any investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to gross negligence or wilful misconduct by Seller in the provision of Services to Buyer Sub under this Agreement.

     (b) Buyer Sub shall indemnify, defend, and hold harmless Seller and its affiliates, directors, officers, shareholders, employees, agents and controlling persons from and against any and all losses, claims, damages, liabilities, costs and expenses (including any investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to gross negligence or wilful misconduct by Buyer Sub in connection with the provision or receipt of Services under this Agreement.

     (c) NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES) OF THE OTHER PARTY, ITS SUCCESSORS, ASSIGNS OR THEIR RESPECTIVE AFFILIATES, AS A RESULT OF OR ARISING FROM THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY ARISES IN TORT, CONTRACT, BREACH OF WARRANTY, INDEMNIFICATION OR OTHERWISE.

     Section 7.  Miscellaneous.
     -------------------------

     (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF DELAWARE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

     (b) Force Majeure. Except for Buyer Sub's obligation to make payments in a commercially reasonable manner, neither party will have any liability for damages or delay due to fire, explosion, lightning, pest damage, power failure or surges, strikes or labor disputes, water or flood, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts or omissions of communications or other carriers, or any other cause beyond a party's reasonable control, whether or not similar to the foregoing that prevent such party from materially performing its obligations hereunder.

     (c) Subcontracting and Assignment. Seller may subcontract any or all of the functions or Services to be performed by it under this Agreement but will retain responsibility for all matters subcontracted, delegated or assigned. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as provided in the

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preceding sentence and in the proviso hereto, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable or transferable by either party without the prior written consent of the other party hereto, and any such unauthorized assignment or transfer will be void; provided, that Seller shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement in whole or in part at any time and without Buyer Sub's consent.

     (d) Entire Agreement; Modification; Waivers. This Agreement and Schedule A attached hereto constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiation, commitments and writings with respect to Services. This Agreement and Schedule A attached hereto may not be altered, modified or amended except by a written instrument signed by all affected parties. The failure of any party to require the performance or satisfaction of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     (e) No Duty of Verification. In the absence of actual knowledge to the contrary, Seller shall not have any responsibility for verifying the correctness of any information given to it by or on behalf of Buyer Sub for the purpose of providing the Services.

     (f) Severability. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to either party, in which event the parties shall use reasonable commercial efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

     (g) Notices. All notices and other communications hereunder will be in writing and deemed to have been duly given if given in accordance with the provisions of the Asset Purchase Agreement.

     (h) Survival of Obligations. The obligations of the parties under Sections 2, 4 and 6 shall survive the expiration of this Agreement. The parties acknowledge and agree that all claims for any breaches or alleged breaches of any covenants contained in this Agreement shall not be subject to the time periods, amount and other limitations set forth in the Asset Purchase Agreement.

     (i) Title and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     (j) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     (k) No Reliance.  No third party is entitled to rely on any of the representations, warranties and agreements of the parties contained in this Agreement. The parties assume no liability to any third party because of any reliance on the representations, warranties and agreements of the parties contained in this Agreement.

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     IN WITNESS WHEREOF, each of Seller and Buyer Sub has caused this Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.


                              CONNELL LIMITED PARTNERSHIP
                              by its General Partner



                              CONNELL INDUSTRIES, INC.


                              By: /s/ John V. Curtin
                                  ------------------
                              Name:   John V. Curtin
                              Title:  Vice President

                              By: /s/ Kathleen A. Murphy
                                  ----------------------
                              Name:   Kathleen A. Murphy
                              Title:  Sr. Vice President


                              APW MAYVILLE, LLC



                              By: /s/ Joseph T. Lower
                                  -------------------
                              Name:   Joseph T. Lower
                              Title:  Vice President

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